Financial Supplement

First Quarter 2022

Table of Contents	Page

Consolidated Financial Highlights	3

Consolidated Statements of Operations (unaudited)	5

Consolidated Balance Sheets (unaudited)	6

Loans and Deposits	7

Average Balance Sheets, Annualized Yields and Rates	8

Mortgage Banking Fees	9

Segment Financial Highlights	10

Credit-Related Information:
Nonaccrual loans and leases	13
Loans and Leases 90 Days or More Past Due and Accruing	14
Charge-offs, Recoveries, and Related Ratios	15
Summary of Changes in the Components of the Allowance for Credit Losses	17

Capital and Ratios	18

Non-GAAP Financial Measures and Reconciliations	19
The information in this Financial Supplement is preliminary and based on company data available at the time of the earnings presentation.  It speaks only as of the particular date or dates included in the accompanying pages.  The Company does not undertake an obligation to, and disclaims any duty to, update any of the information provided.  Any forward-looking statements in this Financial Supplement are subject to the forward-looking statements language contained in the Company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which can be found on the SEC’s website (www.sec.gov) or on the Company’s website (www.citizensbank.com). The Company’s future financial performance is subject to the risks and uncertainties described in its SEC filings.

CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS
						1Q22 Change
	1Q22	4Q21	3Q21	2Q21	1Q21	4Q21			1Q21
						$/bps		%	$/bps		%
SELECTED OPERATING DATA
Total revenue	$1,645	$1,720	$1,659	$1,609	$1,659	($75)		(4%)	($14)		(1%)
Noninterest expense	1,106	1,061	1,011	991	1,018	45		4	88		9
Profit before provision (benefit) for credit losses	539	659	648	618	641	(120)		(18)	(102)		(16)
Provision (benefit) for credit losses	3	(25)	(33)	(213)	(140)	28		NM	143		NM
NET INCOME	420	530	530	648	611	(110)		(21)	(191)		(31)
Net income, Underlying[1]	476	569	546	656	626	(93)		(16)	(150)		(24)
Net income available to common stockholders	396	498	504	616	588	(102)		(20)	(192)		(33)
Net income available to common stockholders, Underlying[1]	452	537	520	624	603	(85)		(16)	(151)		(25)
PER COMMON SHARE DATA
Basic earnings	$0.94	$1.17	$1.18	$1.45	$1.38	($0.23)		(20%)	($0.44)		(32%)
Diluted earnings	0.93	1.17	1.18	1.44	1.37	(0.24)		(21)	(0.44)		(32)
Basic earnings, Underlying[1]	1.07	1.26	1.22	1.47	1.41	(0.19)		(15)	(0.34)		(24)
Diluted earnings, Underlying[1]	1.07	1.26	1.22	1.46	1.41	(0.19)		(15)	(0.34)		(24)
Cash dividends declared and paid per common share	0.39	0.39	0.39	0.39	0.39	—		—	—		—
Book value per common share	47.42	50.71	50.23	49.72	48.57	(3.29)		(6)	(1.15)		(2)
Tangible book value per common share	30.97	34.61	34.44	33.95	32.79	(3.64)		(11)	(1.82)		(6)
Dividend payout ratio	41%	33%	33%	27%	28%	800	bps		1,300	bps
Dividend payout ratio, Underlying[1]	36	31	32	27	28	500	bps		800	bps
COMMON SHARES OUTSTANDING
Average: Basic	422,401,747	424,697,880	426,086,717	425,948,706	425,953,716	(2,296,133)		(1%)	(3,551,969)		(1%)
Diluted	424,670,871	426,868,106	427,840,964	427,561,572	427,880,530	(2,197,235)		(1)	(3,209,659)		(1)
Common shares at period-end	423,031,985	422,137,197	426,199,576	426,083,143	425,930,159	894,788		—	(2,898,174)		(1)
1 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS
						1Q22 Change
	1Q22	4Q21	3Q21	2Q21	1Q21	4Q21			1Q21
						$/bps		%	$/bps		%
FINANCIAL RATIOS
Net interest margin	2.75%	2.66%	2.72%	2.71%	2.75%	9	bps		—	bps
Net interest margin, FTE[1]	2.75	2.66	2.72	2.72	2.76	9			(1)
Return on average common equity	7.65	9.26	9.39	11.85	11.57	(161)			(392)
Return on average common equity, Underlying[2]	8.75	9.97	9.70	12.02	11.85	(122)			(310)
Return on average tangible common equity	11.36	13.57	13.71	17.50	17.17	(221)			(581)
Return on average tangible common equity, Underlying[2]	12.99	14.61	14.17	17.74	17.59	(162)			(460)
Return on average total assets	0.90	1.12	1.13	1.41	1.36	(22)			(46)
Return on average total assets, Underlying[2]	1.03	1.20	1.16	1.43	1.39	(17)			(36)
Return on average total tangible assets	0.94	1.17	1.17	1.46	1.41	(23)			(47)
Return on average total tangible assets, Underlying[2]	1.06	1.25	1.21	1.48	1.44	(19)			(38)
Effective income tax rate	21.70	22.40	22.35	21.96	21.76	(70)			(6)
Effective income tax rate, Underlying[2]	21.70	22.61	22.45	22.01	21.85	(91)			(15)
Efficiency ratio	67.23	61.68	60.92	61.63	61.35	555			588
Efficiency ratio, Underlying[2]	64.28	58.71	59.55	60.92	60.19	557			409
Noninterest income as a % of total revenue	30%	35%	31%	30%	33%	(500)	bps		(300)	bps
CAPITAL RATIOS - PERIOD-END (PRELIMINARY)
CET1 capital ratio	9.7%	9.9%	10.3%	10.3%	10.1%
Tier 1 capital ratio	10.9	11.1	11.6	11.6	11.4
Total capital ratio	12.5	12.7	13.4	13.5	13.4
Tier 1 leverage ratio	9.6	9.7	9.7	9.7	9.5
Tangible common equity ratio	7.1	8.1	8.1	8.1	7.7
SELECTED BALANCE SHEET DATA
Loan-to-deposit ratio (period-end balances)	82.70%	83.03%	81.01%	81.38%	80.74%	(33)	bps		196	bps
Loan-to-deposit ratio (average balances)	83.28	81.83	80.75	82.14	83.77	145	bps		(49)	bps
Full-time equivalent colleagues	17,843	17,463	17,366	17,472	17,405	380		2	438		3
1Net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.
2These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in millions)

	QUARTERLY TRENDS
						1Q22 Change
	1Q22	4Q21	3Q21	2Q21	1Q21	4Q21		1Q21
						$	%	$	%
INTEREST INCOME
Interest and fees on loans and leases	$1,048	$1,056	$1,078	$1,058	$1,061	($8)	(1%)	($13)	(1%)
Interest and fees on loans held for sale	16	19	21	24	18	(3)	(16)	(2)	(11)
Interest and fees on other loans held for sale	7	4	1	2	6	3	75	1	17
Investment securities	138	119	116	124	128	19	16	10	8
Interest-bearing deposits in banks	4	4	6	3	3	—	—	1	33
Total interest income	1,213	1,202	1,222	1,211	1,216	11	1	(3)	—
INTEREST EXPENSE
Deposits	25	33	35	42	50	(8)	(24)	(25)	(50)
Short-term borrowed funds	—	1	—	—	—	(1)	(100)	—	—
Long-term borrowed funds	41	42	42	45	49	(1)	(2)	(8)	(16)
Total interest expense	66	76	77	87	99	(10)	(13)	(33)	(33)
Net interest income	1,147	1,126	1,145	1,124	1,117	21	2	30	3
NONINTEREST INCOME
Capital markets fees	93	184	72	91	81	(91)	(49)	12	15
Service charges and fees	98	100	110	100	99	(2)	(2)	(1)	(1)
Mortgage banking fees	69	76	108	85	165	(7)	(9)	(96)	(58)
Card fees	60	65	66	64	55	(5)	(8)	5	9
Trust and investment services fees	61	60	61	60	58	1	2	3	5
Letter of credit and loan fees	38	41	39	38	38	(3)	(7)	—	—
Foreign exchange and derivative products	51	35	29	28	28	16	46	23	82
Securities gains, net	4	1	3	3	3	3	NM	1	33
Other income	24	32	26	16	15	(8)	(25)	9	60
Total noninterest income	498	594	514	485	542	(96)	(16)	(44)	(8)
TOTAL REVENUE	1,645	1,720	1,659	1,609	1,659	(75)	(4)	(14)	(1)
Provision (benefit) for credit losses	3	(25)	(33)	(213)	(140)	28	NM	143	NM
NONINTEREST EXPENSE
Salaries and employee benefits	594	551	509	524	548	43	8	46	8
Equipment and software	150	146	157	155	152	4	3	(2)	(1)
Outside services	169	175	144	137	139	(6)	(3)	30	22
Occupancy	83	86	77	82	88	(3)	(3)	(5)	(6)
Other operating expense	110	103	124	93	91	7	7	19	21
Total noninterest expense	1,106	1,061	1,011	991	1,018	45	4	88	9
Income before income tax expense	536	684	681	831	781	(148)	(22)	(245)	(31)
Income tax expense	116	154	151	183	170	(38)	(25)	(54)	(32)
Net income	$420	$530	$530	$648	$611	($110)	(21%)	($191)	(31%)
Net income, Underlying[1]	$476	$569	$546	$656	$626	($93)	(16%)	($150)	(24%)
Net income available to common stockholders	$396	$498	$504	$616	$588	($102)	(20%)	($192)	(33%)
Net income available to common stockholders, Underlying[1]	$452	$537	$520	$624	$603	($85)	(16%)	($151)	(25%)

1 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED BALANCE SHEETS (unaudited)
(in millions)

PERIOD-END BALANCES	AS OF					MARCH 31, 2022 CHANGE
	Mar 31, 2022	Dec 31, 2021	Sept 30, 2021	June 30, 2021	Mar 31, 2021	December 31, 2021		March 31, 2021
						$	%	$	%
ASSETS
Cash and due from banks	$1,223	$1,155	$1,145	$1,035	$1,117	$68	6%	$106	9%
Interest-bearing cash and due from banks	8,713	8,003	12,571	11,606	13,543	710	9	(4,830)	(36)
Interest-bearing deposits in banks	685	316	289	401	308	369	117	377	122
Debt securities available for sale, at fair value	25,319	26,067	24,911	24,583	24,467	(748)	(3)	852	3
Debt securities held to maturity	2,056	2,242	2,492	2,711	2,995	(186)	(8)	(939)	(31)
Loans held for sale, at fair value	1,717	2,733	3,177	3,616	4,304	(1,016)	(37)	(2,587)	(60)
Other loans held for sale	99	735	93	82	75	(636)	(87)	24	32
Loans and leases	131,305	128,163	123,318	122,581	122,195	3,142	2	9,110	7
Less: Allowance for loan and lease losses	(1,720)	(1,758)	(1,855)	(1,947)	(2,194)	38	(2)	474	(22)
Net loans and leases	129,585	126,405	121,463	120,634	120,001	3,180	3	9,584	8
Derivative assets	1,675	1,216	1,769	1,655	1,298	459	38	377	29
Premises and equipment	793	768	732	735	743	25	3	50	7
Bank-owned life insurance	2,960	2,843	2,428	2,268	2,135	117	4	825	39
Goodwill	7,232	7,116	7,065	7,050	7,050	116	2	182	3
Other assets	10,040	8,810	8,872	8,728	9,181	1,230	14	859	9
TOTAL ASSETS	$192,097	$188,409	$187,007	$185,104	$187,217	$3,688	2%	$4,880	3%
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposits:
Noninterest-bearing	$50,113	$49,443	$48,184	$47,480	$46,067	$670	1%	$4,046	9%
Interest-bearing	108,663	104,918	104,037	103,156	105,282	3,745	4	3,381	3
Total deposits	158,776	154,361	152,221	150,636	151,349	4,415	3	7,427	5
Short-term borrowed funds	25	74	8	62	70	(49)	(66)	(45)	(64)
Derivative liabilities	635	197	187	144	111	438	222	524	NM
Long-term borrowed funds:
FHLB advances	20	19	20	18	19	1	5	1	5
Senior debt	4,290	5,326	5,345	5,357	6,714	(1,036)	(19)	(2,424)	(36)
Subordinated debt and other debt	1,584	1,587	1,582	1,582	1,583	(3)	—	1	—
Total long-term borrowed funds	5,894	6,932	6,947	6,957	8,316	(1,038)	(15)	(2,422)	(29)
Other liabilities	4,693	3,425	4,221	4,106	4,718	1,268	37	(25)	(1)
TOTAL LIABILITIES	170,023	164,989	163,584	161,905	164,564	5,034	3	5,459	3
STOCKHOLDERS' EQUITY
Preferred stock:
$25.00 par value, 100,000,000 shares authorized for each of the periods presented	2,014	2,014	2,014	2,014	1,965	—	—	49	2
Common stock:
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	6	6	6	6	6	—	—	—	—
Additional paid-in capital	19,021	19,005	18,981	18,964	18,945	16	—	76	—
Retained earnings	8,209	7,978	7,648	7,314	6,866	231	3	1,343	20
Treasury stock, at cost	(4,918)	(4,918)	(4,718)	(4,718)	(4,718)	—	—	(200)	(4)
Accumulated other comprehensive income (loss)	(2,258)	(665)	(508)	(381)	(411)	(1,593)	(240)	(1,847)	NM
TOTAL STOCKHOLDERS' EQUITY	22,074	23,420	23,423	23,199	22,653	(1,346)	(6)	(579)	(3)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$192,097	$188,409	$187,007	$185,104	$187,217	$3,688	2%	$4,880	3%
Memo: Total tangible common equity	$13,100	$14,609	$14,677	$14,466	$13,964	($1,509)	(10%)	($864)	(6%)

LOANS AND DEPOSITS
(in millions)

PERIOD-END BALANCES	AS OF					MARCH 31, 2022 CHANGE
	Mar 31, 2022	Dec 31, 2021	Sept 30, 2021	June 30, 2021	Mar 31, 2021	Dec 31, 2021		March 31, 2021
						$	%	$	%
LOANS AND LEASES
Commercial and industrial	$45,724	$44,500	$41,854	$42,842	$44,058	$1,224	3%	$1,666	4%
Commercial real estate	14,268	14,264	14,508	14,412	14,553	4	—	(285)	(2)
Leases	1,529	1,586	1,593	1,829	1,802	(57)	(4)	(273)	(15)
Total commercial	61,521	60,350	57,955	59,083	60,413	1,171	2	1,108	2
Residential mortgages	24,211	22,822	21,513	20,538	19,202	1,389	6	5,009	26
Home equity	12,264	12,015	11,889	11,841	11,854	249	2	410	3
Automobile	14,439	14,549	13,492	12,780	12,344	(110)	(1)	2,095	17
Education	13,306	12,997	13,000	12,800	12,691	309	2	615	5
Other retail	5,564	5,430	5,469	5,539	5,691	134	2	(127)	(2)
Total retail	69,784	67,813	65,363	63,498	61,782	1,971	3	8,002	13
Total loans and leases	$131,305	$128,163	$123,318	$122,581	$122,195	$3,142	2%	$9,110	7%
Loans held for sale, at fair value	1,717	2,733	3,177	3,616	4,304	(1,016)	(37)	(2,587)	(60)
Other loans held for sale	99	735	93	82	75	(636)	(87)	24	32
Loans and leases and loans held for sale	$133,121	$131,631	$126,588	$126,279	$126,574	$1,490	1%	$6,547	5%

DEPOSITS
Demand	$50,113	$49,443	$48,184	$47,480	$46,067	$670	1%	$4,046	9%
Money market	45,342	47,216	48,935	48,150	51,074	(1,874)	(4)	(5,732)	(11)
Checking with interest	32,417	30,409	27,985	28,074	26,883	2,008	7	5,534	21
Regular savings	26,104	22,030	21,166	20,382	19,634	4,074	18	6,470	33
Term	4,800	5,263	5,951	6,550	7,691	(463)	(9)	(2,891)	(38)
Total deposits	$158,776	$154,361	$152,221	$150,636	$151,349	$4,415	3%	$7,427	5%

AVERAGE BALANCE SHEETS, ANNUALIZED YIELDS AND RATES
(in millions, except rates)

	QUARTERLY TRENDS									1Q22 Change
	1Q22			4Q21			1Q21			4Q21			1Q21
	Average Balances	Interest	Rate	Average Balances	Interest	Rate	Average Balances	Interest	Rate	Average Balances	Interest	Rate	Average Balances	Interest	Rate
INTEREST-EARNING ASSETS
Interest-bearing cash and due from banks and deposits in banks	$8,055	$4	0.21%	$11,152	$4	0.15%	$10,861	$3	0.11%	($3,097)	$—	6 bps	($2,806)	$1	10 bps
Taxable investment securities	29,245	138	1.88	28,191	119	1.68	27,031	128	1.89	1,054	19	20	2,214	10	(1)
Non-taxable investment securities	2	—	2.60	2	—	2.60	3	—	2.60	—	—	—	(1)	—	—
Total investment securities	29,247	138	1.88	28,193	119	1.68	27,034	128	1.89	1,054	19	20	2,213	10	(1)
Commercial and industrial	44,947	328	2.91	43,070	345	3.12	44,287	347	3.12	1,877	(17)	(21)	660	(19)	(21)
Commercial real estate	14,066	90	2.57	14,261	95	2.61	14,675	94	2.57	(195)	(5)	(4)	(609)	(4)	—
Leases	1,560	11	2.81	1,569	12	3.00	1,915	13	2.69	(9)	(1)	(19)	(355)	(2)	12
Total commercial	60,573	429	2.83	58,900	452	2.99	60,877	454	2.98	1,673	(23)	(16)	(304)	(25)	(15)
Residential mortgages	23,461	169	2.88	22,047	154	2.81	19,388	148	3.05	1,414	15	7	4,073	21	(17)
Home equity	12,124	90	3.02	11,948	91	3.02	12,001	95	3.20	176	(1)	—	123	(5)	(18)
Automobile	14,534	127	3.55	13,976	130	3.67	12,229	125	4.14	558	(3)	(12)	2,305	2	(59)
Education	13,034	131	4.07	12,885	133	4.09	12,436	134	4.38	149	(2)	(2)	598	(3)	(31)
Other retail	5,428	102	7.63	5,453	96	7.07	5,916	105	7.25	(25)	6	56	(488)	(3)	38
Total retail	68,581	619	3.65	66,309	604	3.63	61,970	607	3.96	2,272	15	2	6,611	12	(31)
Total loans and leases	129,154	1,048	3.26	125,209	1,056	3.33	122,847	1,061	3.47	3,945	(8)	(7)	6,307	(13)	(21)
Loans held for sale, at fair value	2,366	16	2.70	3,133	19	2.44	3,254	18	2.27	(767)	(3)	26	(888)	(2)	43
Other loans held for sale	454	7	5.89	321	4	4.85	385	6	6.30	133	3	104	69	1	(41)
Total interest-earning assets	169,276	1,213	2.88	168,008	1,202	2.83	164,381	1,216	2.97	1,268	11	5	4,895	(3)	(9)
Noninterest-earning assets	19,041			19,220			18,188			(179)			853
TOTAL ASSETS	$188,317			$187,228			$182,569			$1,089			$5,748
INTEREST-BEARING LIABILITIES
Checking with interest	$30,417	5	0.07	$28,075	6	0.09	$26,116	6	0.09	$2,342	(1)	(2)	$4,301	($1)	(2)
Money market	47,220	12	0.10	48,512	17	0.14	49,536	22	0.18	(1,292)	(5)	(4)	(2,316)	(10)	(8)
Regular savings	23,835	5	0.08	21,575	4	0.09	18,611	5	0.11	2,260	1	(1)	5,224	—	(3)
Term	4,970	3	0.29	5,636	6	0.33	8,572	17	0.83	(666)	(3)	(4)	(3,602)	(14)	(54)
Total interest-bearing deposits	106,442	25	0.10	103,798	33	0.13	102,835	50	0.20	2,644	(8)	(3)	3,607	(25)	(10)
Short-term borrowed funds	29	—	3.50	24	1	5.15	150	—	0.46	5	(1)	(165)	(121)	—	304
FHLB advances	20	—	0.81	18	—	0.85	19	—	0.92	2	—	(4)	1	—	(11)
Senior debt	4,461	24	2.12	5,338	25	1.87	6,732	32	1.91	(877)	(1)	25	(2,271)	(8)	21
Subordinated debt and other debt	1,585	17	4.21	1,587	17	4.35	1,585	17	4.22	(2)	—	(14)	—	—	(1)
Total long-term borrowed funds	6,066	41	2.66	6,943	42	2.43	8,336	49	2.35	(877)	(1)	23	(2,270)	(8)	31
Total borrowed funds	6,095	41	2.66	6,967	43	2.44	8,486	49	2.32	(872)	(2)	22	(2,391)	(8)	34
Total interest-bearing liabilities	112,537	66	0.23	110,765	76	0.27	111,321	99	0.36	1,772	(10)	(4)	1,216	(33)	(13)
Demand deposits	48,641			49,206			43,814			(565)			4,827
Other liabilities	4,144			3,924			4,858			220			(714)
TOTAL LIABILITIES	165,322			163,895			159,993			1,427			5,329
STOCKHOLDERS' EQUITY	22,995			23,333			22,576			(338)			419
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$188,317			$187,228			$182,569			$1,089			$5,748
INTEREST RATE SPREAD			2.65%			2.56%			2.62%			9			3
NET INTEREST MARGIN AND NET INTEREST INCOME		$1,147	2.75%		$1,126	2.66%		$1,117	2.75%		$21	9		$30	—
NET INTEREST MARGIN AND NET INTEREST INCOME, FTE[1]		$1,149	2.75%		$1,128	2.66%		$1,120	2.76%		$21	9		$29	(1)
Memo: Total deposits (interest-bearing and demand)	$155,083	$25	0.07%	$153,004	$33	0.09%	$146,649	$50	0.14%	$2,079		(2) bps	$8,434	($25)	(7) bps
1Net interest income and net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.

MORTGAGE BANKING FEES SUMMARY
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q22 Change
	1Q22	4Q21	3Q21	2Q21	1Q21	4Q21			1Q21
						$/bps		%	$/bps		%
MORTGAGE BANKING FEES[1]
Production revenue	$31	$60	$98	$86	$140	($29)		(48%)	($109)		(78%)
Mortgage servicing revenue	28	14	9	13	—	14		100	28		100
MSR valuation changes, net of hedge impact	10	2	1	(14)	25	8		NM	(15)		(60)
Total mortgage banking fees	$69	$76	$108	$85	$165	($7)		(9%)	($96)		(58%)

Pull-through adjusted locks	$4,936	$5,785	$7,359	$8,154	$8,762	($849)		(15%)	($3,826)		(44%)

Production revenue as a percentage of Pull-through adjusted locks	0.63%	1.05%	1.32%	1.05%	1.59%	(42)	bps		(96)	bps

RESIDENTIAL REAL ESTATE ORIGINATIONS
Retail	$3,275	$3,794	$3,560	$3,956	$3,744	($519)		(14%)	($469)		(13%)
Third Party	4,101	6,084	6,749	7,443	7,398	(1,983)		(33)	(3,297)		(45)
Total	$7,376	$9,878	$10,309	$11,399	$11,142	($2,502)		(25%)	(3,766)		(34%)

Originated for sale	$5,521	$7,814	$8,457	$9,592	$9,716	($2,293)		(29%)	($4,195)		(43%)
Originated for investment	1,855	2,064	1,852	1,807	1,426	(209)		(10)	429		30
Total	$7,376	$9,878	$10,309	$11,399	$11,142	($2,502)		(25%)	($3,766)		(34%)

MORTGAGE SERVICING INFORMATION (UPB)
Loans serviced for others	$92,804	$90,189	$87,350	$84,596	$81,805	$2,615		3%	$10,999		13%
Owned loans serviced	25,283	24,855	23,988	23,329	22,762	428		2	2,521		11
Total	$118,087	$115,044	$111,338	$107,925	$104,567	$3,043		3%	$13,520		13%

MSR at fair value	$1,241	$1,029	$978	$902	$893	$212		21%	$348		39%

1Beginning in the second quarter of 2021, mortgage banking fees are presented on a consolidated basis. Prior periods have been adjusted to conform with the current period presentation.

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING
(in millions, except ratio data)

	QUARTERLY TRENDS
CONSUMER BANKING						1Q22 Change
	1Q22	4Q21	3Q21	2Q21	1Q21	4Q21			1Q21
						$/bps		%	$/bps		%
Net interest income[1]	$857	$883	$919	$897	$863	($26)		(3%)	($6)		(1%)
Noninterest income	257	274	315	283	351	(17)		(6)	(94)		(27)
Total revenue	1,114	1,157	1,234	1,180	1,214	(43)		(4)	(100)		(8)
Noninterest expense	784	737	749	751	750	47		6	34		5
Profit before provision (benefit) for credit losses	330	420	485	429	464	(90)		(21)	(134)		(29)
Net charge-offs	49	46	35	45	59	3		7	(10)		(17)
Income before income tax expense	281	374	450	384	405	(93)		(25)	(124)		(31)
Income tax expense	72	95	114	98	103	(23)		(24)	(31)		(30)
Net income	$209	$279	$336	$286	$302	($70)		(25%)	($93)		(31%)
AVERAGE BALANCES
Total assets	$77,551	$76,077	$75,070	$75,600	$75,283	$1,474		2%	$2,268		3%
Total loans and leases[2]	73,233	71,925	70,984	71,389	70,188	1,308		2	3,045		4
Deposits	104,663	101,642	100,968	100,933	97,180	3,021		3	7,483		8
Interest-earning assets	74,052	72,796	71,879	72,308	71,135	1,256		2	2,917		4
KEY METRICS
Net interest margin	4.69%	4.82%	5.07%	4.97%	4.93%	(13)	bps		(24)	bps
Efficiency ratio	70.38	63.68	60.73	63.62	61.79	670	bps		859	bps
Loan-to-deposit ratio (period-end balances)	66.23	68.32	68.15	67.72	66.44	(209)	bps		(21)	bps
Loan-to-deposit ratio (average balances)	68.04	67.97	67.25	67.21	68.99	7	bps		(95)	bps
Return on average total tangible assets	1.10	1.46	1.78	1.52	1.63	(36)	bps		(53)	bps
1Effective January 1, 2022, the Company refined its FTP credit methodology for deposits provided by each business segment.
2Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING
(in millions, except ratio data)

	QUARTERLY TRENDS
COMMERCIAL BANKING						1Q22 Change
	1Q22	4Q21	3Q21	2Q21	1Q21	4Q21			1Q21
						$/bps		%	$/bps		%
Net interest income[1]	$416	$438	$428	$419	$421	($22)		(5%)	($5)		(1%)
Noninterest income	213	293	168	178	170	(80)		(27)	43		25
Total revenue	629	731	596	597	591	(102)		(14)	38		6
Noninterest expense	272	294	226	226	227	(22)		(7)	45		20
Profit before provision (benefit) for credit losses	357	437	370	371	364	(80)		(18)	(7)		(2)
Net charge-offs	12	6	15	34	101	6		100	(89)		(88)
Income before income tax expense	345	431	355	337	263	(86)		(20)	82		31
Income tax expense	74	95	81	72	52	(21)		(22)	22		42
Net income	$271	$336	$274	$265	$211	($65)		(19%)	$60		28%
AVERAGE BALANCES
Total assets	$61,118	$58,501	$56,702	$57,527	$57,738	$2,617		4%	$3,380		6%
Total loans and leases[2]	58,007	55,550	53,815	54,758	54,813	2,457		4	3,194		6
Deposits	44,520	45,475	45,465	44,049	43,974	(955)		(2)	546		1
Interest-earning assets	58,312	55,891	54,177	55,143	55,175	2,421		4	3,137		6
KEY METRICS
Net interest margin	2.89%	3.11%	3.14%	3.05%	3.09%	(22)	bps		(20)	bps
Efficiency ratio	43.32	40.16	38.02	37.86	38.33	316	bps		499	bps
Loan-to-deposit ratio (period-end balances)	132.70	125.31	116.54	118.72	120.66	739	bps		1,204	bps
Loan-to-deposit ratio (average balances)	128.49	120.81	117.65	123.32	123.53	768	bps		496	bps
Return on average total tangible assets	1.81	2.28	1.92	1.85	1.48	(47)	bps		33	bps
1Effective January 1, 2022, the Company refined its FTP credit methodology for deposits provided by each business segment.
2Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - OTHER
(in millions)

	QUARTERLY TRENDS
OTHER[1]						1Q22 Change
	1Q22	4Q21	3Q21	2Q21	1Q21	4Q21		1Q21
						$	%	$	%
Net interest income[2]	($126)	($195)	($202)	($192)	($167)	$69	35%	$41	25%
Noninterest income	28	27	31	24	21	1	4	7	33
Total revenue	(98)	(168)	(171)	(168)	(146)	70	42	48	33
Noninterest expense	50	30	36	14	41	20	67	9	22
Loss before provision (benefit) for credit losses	(148)	(198)	(207)	(182)	(187)	50	25	39	21
Provision (benefit) for credit losses	(58)	(77)	(83)	(292)	(300)	19	25	242	81
(Loss) income before income tax (benefit) expense	(90)	(121)	(124)	110	113	31	26	(203)	NM
Income tax (benefit) expense	(30)	(36)	(44)	13	15	6	17	(45)	NM
Net (loss) income	($60)	($85)	($80)	$97	$98	$25	29%	($158)	NM
AVERAGE BALANCES
Total assets	$49,648	$52,650	$54,336	$51,329	$49,548	($3,002)	(6%)	$100	—%
Total loans and leases[3]	735	1,188	1,254	1,327	1,485	(453)	(38)	(750)	(51)
Deposits	5,900	5,887	5,438	5,367	5,495	13	—	405	7
Interest-earning assets	36,913	39,322	41,214	38,882	38,071	(2,409)	(6)	(1,158)	(3)
1Includes assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense not attributed to our Consumer or Commercial Banking segments as well as treasury and community development.
2Effective January 1, 2022, the Company refined its FTP credit methodology for deposits provided by each business segment.
3Includes loans held for sale.

CREDIT-RELATED INFORMATION
(in millions, except ratio data)

	AS OF					MARCH 31, 2022 CHANGE
	Mar 31, 2022	Dec 31, 2021	Sept 30, 2021	June 30, 2021	Mar 31, 2021	Dec 31, 2021			March 31, 2021
						$/bps		%	$/bps		%
NONACCRUAL LOANS AND LEASES
Commercial and industrial	$200	$171	$170	$163	$281	$29		17%	($81)		(29%)
Commercial real estate	11	11	98	102	100	—		—	(89)		(89)
Leases	1	1	1	1	1	—		—	—		—
Total commercial	212	183	269	266	382	29		16	(170)		(45)
Residential mortgages[1]	243	201	164	174	237	42		21	6		3
Home equity	239	220	216	234	269	19		9	(30)		(11)
Automobile	52	55	55	62	70	(3)		(5)	(18)		(26)
Education	23	23	23	21	22	—		—	1		5
Other retail	20	20	20	22	28	—		—	(8)		(29)
Total retail	577	519	478	513	626	58		11	(49)		(8)
Nonaccrual loans and leases	789	702	747	779	1,008	87		12	(219)		(22)
Repossessed assets	15	22	21	22	18	(7)		(32)	(3)		(17)
Nonaccrual loans and leases and repossessed assets	$804	$724	$768	$801	$1,026	$80		11%	($222)		(22%)
NONACCRUAL LOANS AND LEASES BY PRODUCT[2]
Commercial	$212	$183	$269	$266	$382	$29		16%	($170)		(45%)
Retail	592	541	499	535	644	51		9	(52)		(8)
Total nonaccrual loans and leases	$804	$724	$768	$801	$1,026	$80		11%	($222)		(22%)
ASSET QUALITY RATIOS
Allowance for loan and lease losses to loans and leases	1.31%	1.37%	1.50%	1.59%	1.80%	(6)	bps		(49)	bps
Allowance for credit losses to loans and leases	1.43	1.51	1.63	1.70	1.94	(8)			(51)
Allowance for loan and lease losses to nonaccrual loans and leases	217.99	250.63	248.33	249.83	217.74	(3,264)			25
Allowance for credit losses to nonaccrual loans and leases	238.03	275.72	268.30	266.98	235.42	(3,769)			261
Nonaccrual loans and leases to loans and leases	0.60	0.55	0.61	0.64	0.82	5			(22)
1Loans fully or partially guaranteed by the FHA, VA and USDA are classified as accruing.
2Nonaccrual loans and leases by product includes repossessed assets.

CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	AS OF					MARCH 31, 2022 CHANGE
	Mar 31, 2022	Dec 31, 2021	Sept 30, 2021	June 30, 2021	Mar 31, 2021	Dec 31, 2021		March 31, 2021
						$/bps	%	$/bps	%
LOANS AND LEASES 90 DAYS OR MORE PAST DUE AND ACCRUING
Commercial and industrial	$13	$9	$4	$—	$3	$4	44%	$10	NM
Commercial real estate	—	—	—	—	9	—	—	(9)	(100)
Leases	5	—	—	1	—	5	100	5	100
Total commercial	18	9	4	1	12	9	100	6	50
Residential mortgages[1]	792	549	293	270	23	243	44	769	NM
Education	2	1	1	2	2	1	100	—	—
Other retail	14	16	14	7	9	(2)	(13)	5	56
Total retail	808	566	308	279	34	242	43	774	NM
Total loans and leases	$826	$575	$312	$280	$46	$251	44%	$780	NM

1 90+ days past due and accruing includes $792 million, $544 million, $289 million, $266 million, and $20 million of loans fully or partially guaranteed by the FHA, VA, and USDA for March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021, respectively.

CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS
						1Q22 Change
	1Q22	4Q21	3Q21	2Q21	1Q21	4Q21		1Q21
						$	%	$	%
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS
GROSS CHARGE-OFFS
Commercial and industrial	$14	$14	$12	$32	$80	$—	—%	($66)	(83)
Commercial real estate	—	—	5	—	53	—	—	(53)	(100)
Leases	—	8	—	13	1	(8)	(100)	(1)	(100)
Total commercial	14	22	17	45	134	(8)	(36)	(120)	(90)
Residential mortgages	2	1	2	1	—	1	100	2	100
Home equity	2	—	3	3	4	2	100	(2)	(50)
Automobile	21	18	14	15	25	3	17	(4)	(16)
Education	20	21	18	18	13	(1)	(5)	7	54
Other retail	42	38	33	43	51	4	11	(9)	(18)
Total retail	87	78	70	80	93	9	12	(6)	(6)
Total gross charge-offs	$101	$100	$87	$125	$227	$1	1%	($126)	(56%)
GROSS RECOVERIES
Commercial and industrial	$3	$5	$2	$4	$3	($2)	(40%)	$—	—%
Commercial real estate	—	9	—	—	27	(9)	(100)	(27)	(100)
Leases	—	3	1	—	—	(3)	(100)	—	—
Total commercial	3	17	3	4	30	(14)	(82)	(27)	(90)
Residential mortgages	2	2	2	2	1	—	—	1	100
Home equity	11	13	15	13	11	(2)	(15)	—	—
Automobile	15	13	12	17	14	2	15	1	7
Education	4	4	5	5	6	—	—	(2)	(33)
Other retail	7	6	6	6	7	1	17	—	—
Total retail	39	38	40	43	39	1	3	—	—
Total gross recoveries	$42	$55	$43	$47	$69	($13)	(24%)	($27)	(39%)
NET CHARGE-OFFS (RECOVERIES)
Commercial and industrial	$11	$9	$10	$28	$77	$2	22%	($66)	(86)
Commercial real estate	—	(9)	5	—	26	9	100	(26)	(100)
Leases	—	5	(1)	13	1	(5)	(100)	(1)	(100)
Total commercial	11	5	14	41	104	6	120	(93)	(89)
Residential mortgages	—	(1)	—	(1)	(1)	1	100	1	100
Home equity	(9)	(13)	(12)	(10)	(7)	4	31	(2)	(29)
Automobile	6	5	2	(2)	11	1	20	(5)	(45)
Education	16	17	13	13	7	(1)	(6)	9	129
Other retail	35	32	27	37	44	3	9	(9)	(20)
Total retail	48	40	30	37	54	8	20	(6)	(11)
Total net charge-offs	$59	$45	$44	$78	$158	$14	31%	($99)	(63%)

CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except rates)

	QUARTERLY TRENDS
						1Q22 Change
	1Q22	4Q21	3Q21	2Q21	1Q21	4Q21			1Q21
						$/bps		%	$/bps		%
ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES
Commercial and industrial	0.10%	0.08%	0.09%	0.25%	0.70%	2	bps		(60)	bps
Commercial real estate	—	(0.24)	0.12	—	0.73	24			(73)
Leases	0.10	1.22	(0.22)	2.97	0.26	(112)			(16)
Total commercial	0.08	0.03	0.09	0.27	0.69	5			(61)
Residential mortgages	—	(0.01)	—	(0.03)	(0.01)	1			1
Home equity	(0.32)	(0.41)	(0.42)	(0.33)	(0.25)	9			(7)
Automobile	0.18	0.13	0.06	(0.04)	0.35	5			(17)
Education	0.49	0.51	0.41	0.40	0.24	(2)			25
Other retail	2.61	2.30	1.99	2.63	3.00	31			(39)
Total retail	0.28	0.24	0.19	0.24	0.35	4			(7)
Total loans and leases	0.19%	0.14%	0.14%	0.25%	0.52%	5	bps		(33)	bps
Memo: Average loans
Commercial and industrial	$44,947	$43,070	$42,330	$44,388	$44,287	$1,877		4%	$660		1%
Commercial real estate	14,066	14,261	14,656	14,473	14,675	(195)		(1)	(609)		(4)
Leases	1,560	1,569	1,695	1,792	1,915	(9)		(1)	(355)		(19)
Total commercial	60,573	58,900	58,681	60,653	60,877	1,673		3	(304)		—
Residential mortgages	23,461	22,047	20,834	20,242	19,388	1,414		6	4,073		21
Home equity	12,124	11,948	11,829	11,825	12,001	176		1	123		1
Automobile	14,534	13,976	13,136	12,526	12,229	558		4	2,305		19
Education	13,034	12,885	12,707	12,632	12,436	149		1	598		5
Other retail	5,428	5,453	5,454	5,612	5,916	(25)		—	(488)		(8)
Total retail	68,581	66,309	63,960	62,837	61,970	2,272		3	6,611		11
Total loans and leases	$129,154	$125,209	$122,641	$123,490	$122,847	$3,945		3%	$6,307		5%

CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS
						1Q22 Change
	1Q22	4Q21	3Q21	2Q21	1Q21	4Q21		1Q21
						$	%	$	%
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES
Allowance for loan and lease losses - beginning	$1,758	$1,855	$1,947	$2,194	$2,443	($97)	(5%)	($685)	(28%)
Charge-offs:
Commercial	14	22	17	45	134	(8)	(36)	(120)	(90)
Retail	87	78	70	80	93	9	12	(6)	(6)
Total charge-offs	101	100	87	125	227	1	1	(126)	(56)
Recoveries:
Commercial	3	17	3	4	30	(14)	(82)	(27)	(90)
Retail	39	38	40	43	39	1	3	—	—
Total recoveries	42	55	43	47	69	(13)	(24)	(27)	(39)
Net charge-offs	59	45	44	78	158	14	31	(99)	(63)
Provision (benefit) for loan and lease losses:
Commercial	(32)	(41)	(72)	(152)	17	9	22	(49)	NM
Retail	53	(11)	24	(17)	(108)	64	NM	161	NM
Total provision (benefit) for loan and lease losses	21	(52)	(48)	(169)	(91)	73	NM	112	NM
Allowance for loan and lease losses - ending	$1,720	$1,758	$1,855	$1,947	$2,194	($38)	(2%)	($474)	(22%)

Allowance for unfunded lending commitments - beginning	$176	$149	$134	$178	$227	$27	18%	($51)	(22%)
Provision (benefit) for unfunded lending commitments	(18)	27	15	(44)	(49)	(45)	NM	31	63
Allowance for unfunded lending commitments - ending	$158	$176	$149	$134	$178	($18)	(10%)	($20)	(11)
Total allowance for credit losses - ending	$1,878	$1,934	$2,004	$2,081	$2,372	($56)	(3%)	($494)	(21%)

Memo: Total allowance for credit losses by product
Commercial	$925	$974	$997	$1,074	$1,311	($49)	(5%)	($386)	(29%)
Retail	953	960	1,007	1,007	1,061	(7)	(1)	(108)	(10)
Total allowance for credit losses	$1,878	$1,934	$2,004	$2,081	$2,372	($56)	(3%)	($494)	(21%)

CAPITAL AND RATIOS
(in millions, except ratio data)

	AS OF
						MARCH 31, 2022 CHANGE
	Mar 31, 2022	Dec 31, 2021	Sept 30, 2021	June 30, 2021	Mar 31, 2021	Dec 31, 2021		March 31, 2021
						$	%	$	%
CAPITAL RATIOS AND COMPONENTS (PRELIMINARY)
CET1 capital	$15,643	$15,656	$15,584	$15,266	$14,867	($13)	—%	$776	5%
Tier 1 capital	17,657	17,670	17,598	17,280	16,832	(13)	—	825	5
Total capital	20,301	20,244	20,295	20,111	19,879	57	—	422	2
Risk-weighted assets	161,859	158,831	151,796	148,563	147,817	3,028	2	14,042	9
Adjusted average assets[1]	183,089	181,800	180,528	178,929	176,890	1,289	1	6,199	4
CET1 capital ratio	9.7%	9.9%	10.3%	10.3%	10.1%
Tier 1 capital ratio	10.9	11.1	11.6	11.6	11.4
Total capital ratio	12.5	12.7	13.4	13.5	13.4
Tier 1 leverage ratio	9.6	9.7	9.7	9.7	9.5
TANGIBLE COMMON EQUITY (PERIOD-END)
Common stockholders' equity	$20,060	$21,406	$21,409	$21,185	$20,688	($1,346)	(6%)	($628)	(3%)
Less: Goodwill	7,232	7,116	7,065	7,050	7,050	116	2	182	3
Less: Other intangible assets	115	64	51	52	54	51	80	61	113
Add: Deferred tax liabilities[2]	387	383	384	383	380	4	1	7	2
Total tangible common equity	$13,100	$14,609	$14,677	$14,466	$13,964	($1,509)	(10%)	($864)	(6%)
TANGIBLE COMMON EQUITY (AVERAGE)
Common stockholders' equity	$20,981	$21,320	$21,326	$20,833	$20,611	($339)	(2%)	$370	2%
Less: Goodwill	7,156	7,092	7,055	7,050	7,050	64	1	106	2
Less: Other intangible assets	80	56	52	53	57	24	43	23	40
Add: Deferred tax liabilities[2]	383	383	383	381	379	—	—	4	1
Total tangible common equity	$14,128	$14,555	$14,602	$14,111	$13,883	($427)	(3%)	$245	2%
INTANGIBLE ASSETS (PERIOD-END)
Goodwill	$7,232	$7,116	$7,065	$7,050	$7,050	$116	2%	$182	3%
Other intangible assets	115	64	51	52	54	51	80	61	113
Total intangible assets	$7,347	$7,180	$7,116	$7,102	$7,104	$167	2%	$243	3%

1Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangible assets, net of deferred tax liabilities related to tax deductible goodwill, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.
2Deferred tax liabilities relate to tax-deductible goodwill, which is netted against goodwill when calculating tangible common equity.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS
(in millions, except share, per-share and ratio data)

Non-GAAP Financial Measures
This document contains non-GAAP financial measures denoted as Underlying. Underlying results for any given reporting period exclude certain items that may occur in that period which management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance, increase comparability of period-to-period results, and are useful to consider in addition to our GAAP financial results. The following tables present reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures.

Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS
							1Q22 Change
		1Q22	4Q21	3Q21	2Q21	1Q21	4Q21		1Q21
							$	%	$	%
Total revenue, Underlying:
Total revenue (GAAP)	A	$1,645	$1,720	$1,659	$1,609	$1,659	($75)	(4%)	($14)	(1%)
Less: Notable items		—	—	—	—	—	—	—	—	—
Total revenue, Underlying (non-GAAP)	B	$1,645	$1,720	$1,659	$1,609	$1,659	($75)	(4%)	($14)	(1%)
Noninterest expense, Underlying:
Noninterest expense (GAAP)	C	$1,106	$1,061	$1,011	$991	$1,018	$45	4%	$88	9%
Less: Notable items		48	51	23	11	20	(3)	(6)	28	140
Noninterest expense, Underlying (non-GAAP)	D	$1,058	$1,010	$988	$980	$998	$48	5%	$60	6%
Pre-provision profit:
Total revenue (GAAP)	A	$1,645	$1,720	$1,659	$1,609	$1,659	($75)	(4%)	($14)	(1%)
Less: Noninterest expense (GAAP)	C	1,106	1,061	1,011	991	1,018	45	4	88	9
Pre-provision profit (GAAP)		$539	$659	$648	$618	$641	($120)	(18%)	($102)	(16%)
Pre-provision profit, Underlying:
Total revenue, Underlying (non-GAAP)	B	$1,645	$1,720	$1,659	$1,609	$1,659	($75)	(4%)	($14)	(1%)
Less: Noninterest expense, Underlying (non-GAAP)	D	1,058	1,010	988	980	998	48	5	60	6
Pre-provision profit, Underlying (non-GAAP)		$587	$710	$671	$629	$661	($123)	(17%)	($74)	(11%)
Provision (benefit) for credit losses, Underlying:
Provision (benefit) for credit losses (GAAP)		$3	($25)	($33)	($213)	($140)	$28	NM	$143	NM
Less: Notable items		24	—	—	—	—	24	100	24	100
Provision (benefit) for credit losses, Underlying (non-GAAP)		($21)	($25)	($33)	($213)	($140)	$4	16%	$119	85%
Income before income tax expense, Underlying:
Income before income tax expense (GAAP)	E	$536	$684	$681	$831	$781	($148)	(22%)	($245)	(31%)
Less: Expense before income tax benefit related to notable items		(72)	(51)	(23)	(11)	(20)	(21)	(41)	(52)	NM
Income before income tax expense, Underlying (non-GAAP)	F	$608	$735	$704	$842	$801	($127)	(17%)	($193)	(24%)
Income tax expense, Underlying:
Income tax expense (GAAP)	G	$116	$154	$151	$183	$170	($38)	(25%)	($54)	(32%)
Less: Income tax benefit related to notable items		(16)	(12)	(7)	(3)	(5)	(4)	(33)	(11)	(220)
Income tax expense, Underlying (non-GAAP)	H	$132	$166	$158	$186	$175	($34)	(20%)	($43)	(25%)
Net income, Underlying:
Net income (GAAP)	I	$420	$530	$530	$648	$611	($110)	(21%)	($191)	(31%)
Add: Notable items, net of income tax benefit		56	39	16	8	15	17	44	41	NM
Net income, Underlying (non-GAAP)	J	$476	$569	$546	$656	$626	($93)	(16%)	($150)	(24%)
Net income available to common stockholders, Underlying:
Net income available to common stockholders (GAAP)	K	$396	$498	$504	$616	$588	($102)	(20%)	($192)	(33%)
Add: Notable items, net of income tax benefit		56	39	16	8	15	17	44	41	NM
Net income available to common stockholders, Underlying (non-GAAP)	L	$452	$537	$520	$624	$603	($85)	(16%)	($151)	(25%)

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS
							1Q22 Change
		1Q22	4Q21	3Q21	2Q21	1Q21	4Q21			1Q21
							$/bps		%	$/bps		%
Operating leverage:
Total revenue (GAAP)	A	$1,645	$1,720	$1,659	$1,609	$1,659	($75)		(4.33%)	($14)		(0.85%)
Less: Noninterest expense (GAAP)	C	1,106	1,061	1,011	991	1,018	45		4.28	88		8.65
Operating leverage									(8.61%)			(9.50%)
Operating leverage, Underlying:
Total revenue, Underlying (non-GAAP)	B	$1,645	$1,720	$1,659	$1,609	$1,659	($75)		(4.33%)	($14)		(0.85%)
Less: Noninterest expense, Underlying (non-GAAP)	D	1,058	1,010	988	980	998	48		4.74	60		5.89
Operating leverage, Underlying (non-GAAP)									(9.07%)			(6.74%)
Efficiency ratio and efficiency ratio, Underlying:
Efficiency ratio	C/A	67.23%	61.68%	60.92%	61.63%	61.35%	555	bps		588	bps
Efficiency ratio, Underlying (non-GAAP)	D/B	64.28	58.71	59.55	60.92	60.19	557	bps		409	bps
Effective income tax rate and effective income tax rate, Underlying:
Effective income tax rate	G/E	21.70%	22.40%	22.35%	21.96%	21.76%	(70)	bps		(6)	bps
Effective income tax rate, Underlying (non-GAAP)	H/F	21.70	22.61	22.45	22.01	21.85	(91)	bps		(15)	bps
Return on average common equity and return on average common equity, Underlying:
Average common equity (GAAP)	M	$20,981	$21,320	$21,326	$20,833	$20,611	($339)		(2%)	$370		2%
Return on average common equity	K/M	7.65%	9.26%	9.39%	11.85%	11.57%	(161)	bps		(392)	bps
Return on average common equity, Underlying (non-GAAP)	L/M	8.75	9.97	9.70	12.02	11.85	(122)	bps		(310)	bps
Return on average tangible common equity and return on average tangible common equity, Underlying:
Average common equity (GAAP)	M	$20,981	$21,320	$21,326	$20,833	$20,611	($339)		(2%)	$370		2%
Less: Average goodwill (GAAP)		7,156	7,092	7,055	7,050	7,050	64		1	106		2
Less: Average other intangibles (GAAP)		80	56	52	53	57	24		43	23		40
Add: Average deferred tax liabilities related to goodwill (GAAP)		383	383	383	381	379	—		—	4		1
Average tangible common equity	N	$14,128	$14,555	$14,602	$14,111	$13,883	($427)		(3%)	$245		2%
Return on average tangible common equity	K/N	11.36%	13.57%	13.71%	17.50%	17.17%	(221)	bps		(581)	bps
Return on average tangible common equity, Underlying (non-GAAP)	L/N	12.99	14.61	14.17	17.74	17.59	(162)	bps		(460)	bps
Return on average total assets and return on average total assets, Underlying:
Average total assets (GAAP)	O	$188,317	$187,228	$186,108	$184,456	$182,569	$1,089		1%	$5,748		3%
Return on average total assets	I/O	0.90%	1.12%	1.13%	1.41%	1.36%	(22)	bps		(46)	bps
Return on average total assets, Underlying (non-GAAP)	J/O	1.03	1.20	1.16	1.43	1.39	(17)	bps		(36)	bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS
							1Q22 Change
		1Q22	4Q21	3Q21	2Q21	1Q21	4Q21			1Q21
							$/bps		%	$/bps		%
Return on average total tangible assets and return on average total tangible assets, Underlying:
Average total assets (GAAP)	P	$188,317	$187,228	$186,108	$184,456	$182,569	$1,089		1%	$5,748		3%
Less: Average goodwill (GAAP)		7,156	7,092	7,055	7,050	7,050	64		1	106		2
Less: Average other intangibles (GAAP)		80	56	52	53	57	24		43	23		40
Add: Average deferred tax liabilities related to goodwill (GAAP)		383	383	383	381	379	—		—	4		1
Average tangible assets	Q	$181,464	$180,463	$179,384	$177,734	$175,841	$1,001		1%	$5,623		3%
Return on average total tangible assets	I/Q	0.94%	1.17%	1.17%	1.46%	1.41%	(23)	bps		(47)	bps
Return on average total tangible assets, Underlying (non-GAAP)	J/Q	1.06	1.25	1.21	1.48	1.44	(19)	bps		(38)	bps
Tangible book value per common share:
Common shares - at period-end (GAAP)	R	423,031,985	422,137,197	426,199,576	426,083,143	425,930,159	894,788		—%	(2,898,174)		(1%)
Common stockholders' equity (GAAP)		$20,060	$21,406	$21,409	$21,185	$20,688	($1,346)		(6)	($628)		(3)
Less: Goodwill (GAAP)		7,232	7,116	7,065	7,050	7,050	116		2	182		3
Less: Other intangible assets (GAAP)		115	64	51	52	54	51		80	61		113
Add: Deferred tax liabilities related to goodwill (GAAP)		387	383	384	383	380	4		1	7		2
Tangible common equity	S	$13,100	$14,609	$14,677	$14,466	$13,964	($1,509)		(10%)	($864)		(6%)
Tangible book value per common share	S/R	$30.97	$34.61	$34.44	$33.95	$32.79	($3.64)		(11%)	($1.82)		(6%)
Net income per average common share - basic and diluted and net income per average common share - basic and diluted, Underlying:
Average common shares outstanding - basic (GAAP)	T	422,401,747	424,697,880	426,086,717	425,948,706	425,953,716	(2,296,133)		(1%)	(3,551,969)		(1%)
Average common shares outstanding - diluted (GAAP)	U	424,670,871	426,868,106	427,840,964	427,561,572	427,880,530	(2,197,235)		(1)	(3,209,659)		(1)
Net income per average common share - basic (GAAP)	K/T	$0.94	$1.17	$1.18	$1.45	$1.38	($0.23)		(20)	($0.44)		(32)
Net income per average common share - diluted (GAAP)	K/U	0.93	1.17	1.18	1.44	1.37	(0.24)		(21)	(0.44)		(32)
Net income per average common share - basic, Underlying (non-GAAP)	L/T	1.07	1.26	1.22	1.47	1.41	(0.19)		(15)	(0.34)		(24)
Net income per average common share - diluted, Underlying (non-GAAP)	L/U	1.07	1.26	1.22	1.46	1.41	(0.19)		(15)	(0.34)		(24)
Dividend payout ratio and dividend payout ratio, Underlying:
Cash dividends declared and paid per common share	V	$0.39	$0.39	$0.39	$0.39	$0.39	$—		—%	$—		—%
Dividend payout ratio	V/(K/T)	41%	33%	33%	27%	28%	800 bps			1,300 bps
Dividend payout ratio, Underlying (non-GAAP)	V/(L/T)	36	31	32	27	28	500 bps			800 bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS
						1Q22 Change
	1Q22	4Q21	3Q21	2Q21	1Q21	4Q21		1Q21
						$	%	$	%
Salaries and employee benefits, Underlying:
Salaries and employee benefits (GAAP)	$594	$551	$509	$524	$548	$43	8%	$46	8%
Less: Notable items	6	5	(13)	—	—	1	20	6	100
Salaries and employee benefits, Underlying (non-GAAP)	$588	$546	$522	$524	$548	$42	8%	$40	7%
Equipment and software, Underlying:
Equipment and software (GAAP)	$150	$146	$157	$155	$152	$4	3%	($2)	(1%)
Less: Notable items	2	2	7	4	4	—	—	(2)	(50)
Equipment and software, Underlying (non-GAAP)	$148	$144	$150	$151	$148	$4	3%	$—	—%
Outside services, Underlying:
Outside services (GAAP)	$169	$175	$144	$137	$139	($6)	(3%)	$30	22%
Less: Notable items	35	37	12	4	7	(2)	(5)	28	NM
Outside services, Underlying (non-GAAP)	$134	$138	$132	$133	$132	($4)	(3%)	$2	2%
Occupancy, Underlying:
Occupancy (GAAP)	$83	$86	$77	$82	$88	($3)	(3%)	($5)	(6%)
Less: Notable items	—	5	1	3	9	(5)	(100)	(9)	(100)
Occupancy, Underlying (non-GAAP)	$83	$81	$76	$79	$79	$2	2%	$4	5%
Other operating expense, Underlying:
Other operating expense (GAAP)	$110	$103	$124	$93	$91	$7	7%	$19	21%
Less: Notable items	5	2	16	—	—	3	150	5	NM
Other operating expense, Underlying (non-GAAP)	$105	$101	$108	$93	$91	$4	4%	$14	15%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS
(in millions, except ratio data)

		FIRST QUARTER 2022				FOURTH QUARTER 2021				THIRD QUARTER 2021
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$209	$271	($60)	$420	$279	$336	($85)	$530	$336	$274	($80)	$530
Less: Preferred stock dividends		—	—	24	24	—	—	32	32	—	—	26	26
Net income (loss) available to common stockholders	B	$209	$271	($84)	$396	$279	$336	($117)	$498	$336	$274	($106)	$504
Return on average total tangible assets:
Average total assets (GAAP)		$77,551	$61,118	$49,648	$188,317	$76,077	$58,501	$52,650	$187,228	$75,070	$56,702	$54,336	$186,108
Less: Average goodwill (GAAP)		160	120	6,876	7,156	122	94	6,876	7,092	122	57	6,876	7,055
Average other intangibles (GAAP)		51	18	11	80	32	11	13	56	34	5	13	52
Add: Average deferred tax liabilities related to goodwill (GAAP)		5	1	377	383	4	1	378	383	4	2	377	383
Average tangible assets	C	$77,345	$60,981	$43,138	$181,464	$75,927	$58,397	$46,139	$180,463	$74,918	$56,642	$47,824	$179,384
Return on average total tangible assets	A/C	1.10%	1.81%	NM	0.94%	1.46%	2.28%	NM	1.17%	1.78%	1.92%	NM	1.17%
Efficiency ratio:
Noninterest expense (GAAP)	D	$784	$272	$50	$1,106	$737	$294	$30	$1,061	$749	$226	$36	$1,011
Net interest income (GAAP)		857	416	(126)	1,147	883	438	(195)	1,126	919	428	(202)	1,145
Noninterest income (GAAP)		257	213	28	498	274	293	27	594	315	168	31	514
Total revenue (GAAP)	E	$1,114	$629	($98)	$1,645	$1,157	$731	($168)	$1,720	$1,234	$596	($171)	$1,659
Efficiency ratio	D/E	70.38%	43.32%	NM	67.23%	63.68%	40.16%	NM	61.68%	60.73%	38.02%	NM	60.92%

		SECOND QUARTER 2021				FIRST QUARTER 2021
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:
Net income	A	$286	$265	$97	$648	$302	$211	$98	$611
Less: Preferred stock dividends		—	—	32	32	—	—	23	23
Net income available to common stockholders	B	$286	$265	$65	$616	$302	$211	$75	$588
Return on average total tangible assets:
Average total assets (GAAP)		$75,600	$57,527	$51,329	$184,456	$75,283	$57,738	$49,548	$182,569
Less: Average goodwill (GAAP)		122	52	6,876	7,050	122	52	6,876	7,050
Average other intangibles (GAAP)		35	4	14	53	37	5	15	57
Add: Average deferred tax liabilities related to goodwill (GAAP)		4	1	376	381	3	1	375	379
Average tangible assets	C	$75,447	$57,472	$44,815	$177,734	$75,127	$57,682	$43,032	$175,841
Return on average total tangible assets	A/C	1.52%	1.85%	NM	1.46%	1.63%	1.48%	NM	1.41%
Efficiency ratio:
Noninterest expense (GAAP)	D	$751	$226	$14	$991	$750	$227	$41	$1,018
Net interest income (GAAP)		897	419	(192)	1,124	863	421	(167)	1,117
Noninterest income (GAAP)		283	178	24	485	351	170	21	542
Total revenue (GAAP)	E	$1,180	$597	($168)	$1,609	$1,214	$591	($146)	$1,659
Efficiency ratio	D/E	63.62%	37.86%	NM	61.63%	61.79%	38.33%	NM	61.35%